OVERVIEW AND BASIS OF PRESENTATION	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
OVERVIEW AND BASIS OF PRESENTATION

Company and Background

Imprimis Pharmaceuticals, Inc. (“Imprimis”, the “Company”, “we”, “us”, or “our”) is a specialty pharmaceutical company developing non-invasive, topically delivered products. Our innovative patented Accudel cream formulation technology is designed to enable highly targeted site specific treatment.  Impracor, our lead pain product candidate, utilizes the Accudel platform technology to deliver the active drug, ketoprofen, a non-steroidal anti-inflammatory drug, through the skin directly into the underlying tissues where the drug exerts its localized anti-inflammatory and analgesic effects.

Through our strategic relationship with Professional Compounding Centers of America, Inc. (“PCCA”) (see Note 4 and Note 6), one of the largest drug compounding organizations in the world, we expect to facilitate our future selection, formulation and development of potential product candidates. Our relationship with PCCA is exclusive and provides us with the opportunity to develop new products using PCCA’s proprietary drug formulations and drug delivery technologies, as well as access to an extensive database of market-oriented information related to a specific drug development opportunity. We plan to use our proprietary Accudel drug delivery technology, coupled with these licensed technologies, formulations and market data, to identify pharmaceutical development opportunities we perceive a significant unmet need for a new drug product. We are currently considering potential product candidates in the muscle relaxant and neuropathic pain fields, and we expect those areas may be our next avenues for additional product development.

Basis of Presentation

On February 28, 2012, the Company changed its name from Transdel Pharmaceuticals, Inc. to Imprimis Pharmaceuticals, Inc. All prior references to Transdel Pharmaceuticals, Inc. have been changed to Imprimis Pharmaceuticals, Inc. to reflect the change. On February 28, 2012, the Company effected a one-for-eight reverse stock split. All share and per share amounts and calculations in this report reflect the effects of that reverse stock split.

Imprimis has prepared the accompanying interim condensed unaudited consolidated financial statements in accordance with accounting principles generally accepted in the United Stated States of America (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.  In the opinion of management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation have been included.  Operating results for the three and nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.  For further information, refer to the Company’s audited consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Principles of Consolidation

On September 17, 2007, Imprimis entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) by and among Imprimis, Transdel Pharmaceuticals Holdings, Inc., a privately held Nevada corporation (“Transdel Holdings”), and Trans-Pharma Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of Imprimis (“Acquisition Sub”). Upon closing of the merger transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged with and into Transdel Holdings, and Transdel Holdings, as the surviving corporation, became a wholly-owned subsidiary of Imprimis. As a result of the Merger, the former owners of Transdel Holdings became the controlling stockholders of Imprimis. Accordingly, the merger of Transdel Holdings and Imprimis is a reverse merger that has been accounted for as a recapitalization of Transdel Holdings.

Effective on September 17, 2007, and for all reporting periods thereafter, Imprimis’ operating activities, including any prior comparative period, include only those of Transdel Holdings. All references to share and per share amounts in the accompanying consolidated financial statements and footnotes have been restated to reflect the aforementioned share exchange. All significant intercompany accounts and transactions have been eliminated in consolidation.

On June 20, 2011, Transdel Holdings was merged with Imprimis Pharmaceuticals, Inc., at which time Transdel Holdings ceased as a corporation, and Imprimis Pharmaceuticals, Inc. remains as the sole surviving corporation.

Development Stage Enterprise

The Company is a development stage company as defined under Financial Accounting Standards Board (“FASB”) guidance. The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

These condensed consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a development state enterprise and has incurred recurring operating losses, has had negative operating cash flows and has not recognized any significant revenues since July 24, 1998 (inception). In addition, the Company has a deficit accumulated during the development stage of approximately $22.7 million at September 30, 2012, and anticipates incurring further losses through the year 2012 and beyond. The Company has not yet generated commercial sales revenue and has funded its operating losses to date through debt and equity offerings and borrowings under its line of credit. The Company believes that its existing cash and cash equivalents will be sufficient to cover its cash flow requirements through the next twelve months.

Research and Development

The Company expenses all costs related to research and development as they are incurred.

Revenue Recognition and Deferred Revenue

The Company will recognize revenues in accordance with FASB guidance, which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) will be based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or for which services have not been rendered or are subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services have been rendered or no refund will be required.

For the nine months ended September 30, 2012, the Company recorded $100,000 in revenues for non-refundable royalty advances, which were previously deferred. The Company does not anticipate that it will generate any significant revenues until one or more of its drug candidates are approved by the U.S. Food and Drug Administration (“FDA”) and the Company is able to commercialize one or more of its product candidates. Also, effective sales and marketing support must be in place for either the drug candidates or any other products the Company may develop in order to generate any revenues. The FDA approval process is highly uncertain and the Company cannot estimate when it will generate revenues at this time from sales of its products.

Income Taxes

Income tax expense is provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due, plus deferred taxes.  Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes.  The differences relate primarily to the effects of net operating loss carry forwards and differing basis, depreciation methods, and lives of depreciable assets. The deferred tax assets represent the future tax return consequences of those differences, which will be deductible when the assets are recovered.

No income tax benefit (expense) was recognized for the nine months ended September 30, 2012 as a result of tax losses in this period and because deferred tax benefits, derived from the Company’s prior net operating losses, were previously fully reserved. At September 30, 2012, the Company had federal and California net operating loss carryforwards of approximately $14.1 million and $13.6 million, respectively. The use of our net operating losses may be restricted in future years due to the limitations pursuant to IRC Section 382 on changes in ownership.

The Company is subject to taxation in the United States and California. The Company’s tax years for 2000 and forward are subject to examination by the United States and state tax authorities due to the carry forward of unutilized net operating losses.

Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

Concentrations of Credit Risk

The Company places its cash with financial institutions deemed by management to be of high credit quality. The Federal Deposit Insurance Corporation (“FDIC”) provides basic deposit coverage with limits to $250,000 per owner. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for noninterest-bearing transaction accounts from December 31, 2010 to December 31, 2012. At September 30, 2012, the Company had approximately $10.1 million in cash deposits in excess of FDIC limits.

Furniture and Equipment

Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of three to five years.

Furniture and equipment, net, as of September 30, 2012 and December 31, 2011 consisted of the following:

	September 30,	December 31,
	2012	2011
Furniture and Equipment, net:
Computer Software and Hardware	$6,341	$-
Furniture and Equipment	8,967	-
	15,308	-
Accumulated Depreciation	(2,090)	-
	$13,218	$-

During the three and nine months ended September 30, 2012, the Company recorded depreciation expenses of $843 and $2,090, respectively, and during the three and nine months ended September 30, 2011, the Company recorded depreciation expenses of $0 and $338, respectively.

Deferred Offering Costs

On July 25, 2012, the Company filed with the Securities and Exchange Commission a registration statement in connection with a proposed offering of its common stock. At September 30, 2012, the Company had deferred offering costs of $383,746 for legal, accounting and other expenses directly related to the proposed offering. Any cash proceeds the Company may receive from the proposed offering will be netted against these deferred offering costs and any future costs directly associated with the offering. There is no obligation to consummate an offering and an offering may not occur.

Deferred Rent

The Company accounts for rent expense related to its operating leases by determining total minimum rent payments on the leases over their respective periods and recognizing the rent expense on a straight-line basis. The difference between the actual amount paid and the amount recorded as rent expense in each fiscal year is recorded as an adjustment to deferred rent. The deferred rent balance at September 30, 2012 was $1,734 and is included in accounts payable and accrued expenses in the accompanying unaudited condensed consolidated balance sheet.

Fair Value Measurements

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The established fair value hierarchy prioritizes the use of inputs used in valuation methodologies into the following three levels:

·	Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.
·	Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
·	Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The fair values of the Company’s cash and cash equivalents, accounts payable, and accrued expenses approximate carrying values due to their short term maturities.

Beneficial Conversion Features and Debt Discounts

The convertible features of debt provide for a rate of conversion that is below market value. Such feature is normally characterized as a “beneficial conversion feature” (“BCF”). The relative fair values of the BCF were recorded as discounts from the face amount of the respective debt instrument. The Company amortized the discount using the effective interest method through maturity of such instruments.

Stock-Based Compensation

All share-based payments to employees, including grants of stock options to employees, directors and consultants and restricted stock grants, are recognized in the financial statements based upon their fair values.

The Company's accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows FASB guidance. As such, the value of the applicable stock-based compensation is periodically remeasured and income or expense is recognized during their vesting terms. The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is primarily recognized over the term of the consulting agreement. In accordance with FASB guidance, an asset acquired in exchange for the issuance of fully vested, nonforfeitable equity instruments should not be presented or classified as an offset to equity on the grantor's balance sheet once the equity instrument is granted for accounting purposes. Accordingly, the Company records the fair value of nonforfeitable equity instruments issued for future consulting services as prepaid consulting fees in its consolidated balance sheets.

The Company recorded stock-based compensation related to equity instruments granted to employees, directors and consultants as follows:

	For The Three	For The Three	For The Nine	For The Nine
	Months Ended	Months Ended	Months Ended	Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Employees - selling, general and administrative	$180,630	$32,757	$298,854	$104,675
Employees - research and development	61,299	-	143,711	37,754
Directors - selling, general and administrative	331,264	4,041	898,679	6,733
Consultants - selling, general and administrative	80,849	-	160,836	-
Total	$654,042	$36,798	$1,502,080	$149,162

Basic and Diluted Loss per Common Share

Basic net loss per common share is computed by dividing net loss attributable to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss attributable to common stockholders for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants outstanding during the period.

Basic and diluted net loss applicable to common stock per share is computed using the weighted average number of common shares outstanding during the period. Common stock equivalents (prior to application of the treasury stock or, “if converted” method) from convertible notes, preferred stock, stock options, unvested restricted stock units (“RSUs”) and warrants were 8,345,388 and 395,846 at September 30, 2012 and 2011, respectively, and are excluded from the calculation of diluted net loss per share for all periods presented because the effect is anti-dilutive.

The following table shows the computation of basic and diluted earnings per common share for the three- and nine-month periods ended September 30, 2012 and September 30, 2011:

	For the three months ended	For the three months ended	For the nine months ended	For the nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Net loss	$(1,245,826)	$(85,400)	$(3,930,507)	$(682,178)
Deemed dividend to preferred stockholders	—	—	(200,000)	—
Numerator – loss attributable to common stockholders	(1,245,826)	(85,400)	(4,130,507)	(682,178)
Denominator – weighted average
number of shares outstanding, basic and diluted	31,099,103	1,987,601	18,642,566	1,989,490
Loss per share, basic and diluted	$(0.04)	$(0.04)	$(0.22)	$(0.34)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management are, among others, the valuation of contributed services, stock options, deferred taxes and stock-based compensation issued to employees and non-employees. Actual results could differ from those estimates.

Transdel Pharmaceuticals, Inc. (“Transdel” or “Company”) is a specialty pharmaceutical company developing non-invasive, topically delivered products. The Company’s innovative patented Transdel™ cream formulation technology is designed to facilitate the effective penetration of a variety of products through the skin barrier. Ketotransdel®, the Company’s lead pain product, utilizes the Transdel™ platform technology to deliver the active drug, ketoprofen, a non-steroidal anti-inflammatory drug (“NSAID”), through the skin directly into the underlying musculoskeletal and soft tissues where the drug exerts its well-known anti-inflammatory and analgesic effects. The Company intends to leverage its Transdel™ platform technology to expand and create a portfolio of topical products for a variety of indications.

As described in Note 4, the Company, on June 26, 2011, filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”), Case No. 11-10497-11 (the “Chapter 11 Case”). On November 21, 2011, in connection with the transactions described throughout these notes to the consolidated financial statements, the Company requested that the Bankruptcy Court dismiss the Chapter 11 Case, and on December 9, 2011, the Bankruptcy Court entered an order dismissing the Chapter 11 Case.